                                PURDUE UNIVERSITY
                            WEST LAFAYETTE, IN 47907


                                AMENDMENT NO. 01
                            AGREEMENT NO. 530-1360-03

                     SUBGRANT UNDER OFFICE OF NAVAL RESEARCH
                           GRANT NO. N00014-95-1-1302


This is an amendment to Agreement No. 530-1360-03, which carries an effective date of September 29, 1995, between Purdue University and Cree Research, Inc.

Purdue University and Cree Research, Inc. to amend Agreement No. 530-1360-03. This amendment will increase the subcontract by $212,487.

Total Obligated Funds under Agreement No. 530-1360-03      Changed to $421,462


Section B              Period of Performance is replaced with:

                       The work under this Subgrant shall be performed during the period September 29, 1995 through October 31, 1996.

Section D              Consideration is replaced with:

                       In  full  consideration  of  the  Grantee's   performance
                       hereunder, the University shall reimburse the Grantee an amount not to exceed a total of $421.462.

Except as provided herein, all terms and conditions remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 01.

CREE RESEARCH, INC                   PURDUE UNIVERSITY

By:  Calvin H. Carter, Jr. /s/        By:  Douglas W. Sabel /s/
     -------------------                   ---------------------
                                           Douglas W. Sabel
                                           Associate Contract Administrator

Typed Name:  Calvin H. Carter, Jr.
                        Vice President

Date:  6-12-96                                  Date:  5-8-96

                                PURDUE UNIVERSITY
                          WEST LAFAYETTE, INDIANA 47907

                            AGREEMENT NO. 530-1360-03

                   SUBCONTRACT UNDER OFFICE OF NAVAL RESEARCH
                           GRANT NO. N00014-95-1-1302

Type of Contract:          Cost Reimbursement

Effective Date:            September 29, 1995

Subcontractor:             Cree Research, Inc.
                           2810 Meridian Parkway, Suite 176
                           Durham, NC 27713

Project:                   "Manufacturable Power Switching Devices"

Obligated Funds:           $208,975

The Subcontractor agrees to furnish and deliver all supplies to Purdue University (hereafter referred to as University) and to perform all services set forth in the attached Schedule for the consideration stated therein. The rights and obligations of the parties to this Agreement shall be subject to and governed by the Schedule and General Provisions.

Mail Invoices To:               Purdue University
                                Office of Contract & Grant
                                Business Affairs
                                1063 Hovde Hall, Room 339
                                West Lafayette, IN 47907-1063
                                ATTN: Kathleen Poindexter

CREE RESEARCH,  INC.                    PURDUE UNIVERSITY

BY:  Calvin H. Carter, Jr. /s/             BY:  Larry E. Pherson /s/
         Vice President                         Larry E. Pherson, Director
                                                Office of Contract and Grant
                                                Business Affairs

DATE:  1-30-96                              DATE:  11-28-95

Subcontract Schedule

Section A  - Statement of Work

The Subcontractor shall perform the research entitled: "Manufacturable Power Switching Devices", in accordance with the Subcontractor's Statement of Work, which incorporated into this agreement as Attachment A.

Section B - Period of Performance:

The work under this Agreement shall be performed during the period September 29, 1995 throuh April 30, 1996.

Section C - Deliverable Items:

Deliverables under this Subcontract, namelv, fabrications of prototype and full size devices, shall be in accordance with the Statement of Work (Attachment A, Page 4).

Section D - Allowable Cost and Payment:

For the performance of this Agreement, the Universitv shall pay the Subcontractor the cost thereof determined to be allowable in accordance with the provisions of Subpart 31.2 of the Federal Acquisition
Regulations, Defense FAR Supplement Part 231. The Agreement budget summarizes the category of costs and is incorporated herein as Attachment B.

The Subcontractor may submit invoices to the University not more frequently than monthly. Said invoice should state the period for which reimbursement is being requested and should itemize the costs by budget category per the budget summary.

In the event that any payments to the Subcontractor under this Agreement are subsequently disallowed by the Government as items of cost of this Agreement, the Subcontractor shall repay the University on demand the amount of any such disallowed items or, at the discretion of the University, the University may deduct such amounts from subsequent payments to be made to the Subcontractor hereunder, without prejudice, however, to the Subcontractor's right thereafter to establish the allowability of any such item of cost under the Agreement.

Section E - Pre-Contract Costs

In accordance with FAR 31.205-32, all costs which have been incurred by the Subcontractor up to ninety (90) days prior to the effective date of this Agreement, where their incurrence is necessary to comply with the proposed schedule, will be considered allowable costs. However, these costs will be allowable only to the extent that they would have been allowable if incurred after the start date of the project under this Agreement, and only to a maximum of $208,975 through the date of the Subcontract award.

Any pre-contract costs are made at the Subcontractor's own risk. Should these pre-contract costs be disallowed for any reason, such costs incurred shall be the sole responsibility of the Subcontractor and will not be used as the basis of a claim against or construed as an obligation of the University or the Government.

Section F - Consideration:

This Subcontract is incrementally and contingent upon the availability of funds. No liability on the part of the University or the Government beyond the obligated funds in this Subcontract exists unless and until funds are made available to the Subcontractor through written amendment to the Subcontract. In full consideration of the Subcontractor's performance described hereunder, the University shall reimburse the Subcontractor an amount not to exceed $208,975.

Section G - Publication:

All publications must cite the source of support (i.e., Office of Naval Research funds through the University and shall indicate that the findings, opinions and recommendations expressed therein are those of the author and not necessarily those of Purdue University or the Government. A copy of all proposed publications shall be submitted to the University's Principal Investigator.

The Subcontractor may not use the mm of the University or the Office of Naval Research in news releases or advertising or in other publications directed to the general public without the written approval of the University.

Section H - Audit:

Notwithstanding any other conditions of this Agreement, the books and records of the Subcontractor hereunder will be n" available upon request, at the Subcontractor's regular place of business, for audit by the Federal Government. Additionally, the books and records must be retained for a period of three (3) years following final payment.

Section I - Principal Investigator:

The University's Principal Investigator is Dr. James A. Cooper, Jr. Dr. Cooper is not authorized to change any element of this Agreement. All changes shall be consummated by formal written amendment.

The Subcontractor's Principal Investigator is Dr. John W. Palmour, who is responsible for the conduct of the work contemplated by the Subcontractor.
Should Dr. Palmour become unavailable, the Subcontractor shall propose a substitute investigator for approval by the University

Section J - Indemnity:

The Subcontractor and its employees engaged in performance under this Agreement shall at all times be deemed to be performing as independent contractors and not as agents or employees of the University, and the negligent acts and omissions of such employees shall be deemed to be those of the Subcontractor.

The Subcontractor shall indemnify and hold harmless the University and its employees from and against any and all losses, claims, demands, judgments, costs and expenses of every nature and kind arising out of or incidental to or in any way resulting from negligent acts and omissions of the Subcontractor or the Subcontractor's employees while acting within the scope of their employment-

Section K - Order of Precedence:

In the event of any inconsistencies in this Agreement, unless otherwise provided herein, shall be resolved by giving precedence in the following order:

1.     The Schedule (Section A through Section K)
2.     General  Provisions (Section L)

Section L - General Provisions:

This Agreement will be administered in accordance with the terms and conditions, as applicable to the Subcontractor, set forth in Attachment C.

Section M - Alterations in this Contract:

The terms "Contracting Officer" and "Government" as used throughout this Agreement shall for the purpose of this Agreement mean "Purdue University", with the exception of Clauses 14 and 15 of the General Provisions, Attachment C. In these cases, the clauses shall retain their original language and meaning.

Section N - Communication:

PURDUE UNIVERSITY

          Technical Matters:                    Contractual Matters:

          Dr. James A. Cooper, Jr.           Kathleen Poindexter
          Department of Electrical           Assistant Project Administrator
                and Computer Engineering     OCGBA
          1285 Electrical Engineering Bldg.  1063 Hovde Hall
          Purdue University                  Purdue University
          West Lafayette, IN 47907-1285      West Lafayette, IN 47907-1063
          Phone:  (317) 494-3514             Phone:  (317) 494-1078
                                             Fax:  (317) 494-1360


CREE RESEARCH, INC.

         Technical Matters:                Contractual Matters:

         Dr. John W. Palmour             Mr. Calvin H. Carter, Jr.
         PI-Senior Scientist             Vice President, New Product Development
         Cree Research, Inc.             Cree Research, Inc.
         2810 Meredian Pkwy.             2810 Meredian Pkwy.
         Durham, NC  27713               Durham, NC  27713
         Phone:  (919) 361-5709          Phone:  (919) 361-5709
         Fax:  (919) 361-4630            Fax:  (919) 361-4630

ATTACHMENT A


                                A Proposal to the

                           PURDUE RESEARCH FOUNDATION
                                 1021 HOVDE HALL
                         West Layfayette. IN 47907- 1021

                                    entitled


                     MANUFACTURABLE POWER SWITCHING DEVICES





                          Base Project Price: $857,988
                            Price of Option: $589.898

                              Period of Performance

             Base Program: September 30, 1995 to September 29, 1998
            Option Program: September 30, 1998 to September 29, 2000



                                  Submitted by

                               Cree Research, Inc.
                        2810 Meridian Parkway, Suite 176
                          Durham, North Carolina 27713



John W. Palmour /s/                                 Calvin H. Carter, Jr. /s/
Dr. John W. Palmour                                 Dr. Calvin H. Carter, Jr.
PI-Senior Scientist                                 Vice President


"This data shall not he disclosed outside the Government and Shall not be duplicated, used or disclosed--in whole or in part.-for any purpose other than to evaluate the proposal; provided that if a contract is awarded to this offerer as a result of or in connection with the submission of this data. the government shall have 'he right to duplicate, use or disclose the data to the extent provided by the contract. This restriction does not limit the government's right to use information contained in the data if it is obtained from another source without restriction. The data subject to this restriction is contained on all pages of the technical proposal."

Summary

       Silicon carbide has been projected to have tremendous potential for high voltage solid-state power devices with very high voltage and current ratings because of its electrical and physical properties. The rapid development of the technology for producing high quality single crystal SiC wafers and thin films presents the opportunity to fabricate solid-state devices with power-temperature capability far greater than devices currently available. This capability is ideally suited to the application of power conditioning on new more-electric or all-electric defense systems, turbine engine actuators, and space-based power systems. These applications require switches and amplifiers capable of large currents with relatively low voltage drops. The potential for improved performance is indicated by the SiC material characteristics. For example, the breakdown characteristics of a semiconductor are very important in determining the safe operating area (SOA) of a power device fabricated from that material. The measured electric breakdown field for SiC is in the range of 2-4x10 to the 6th power V/cm depending on the doping range, (reference 1) and is about 8-10 times higher than that of Si. This indicates that devices fabricated from SiC should be capable of supporting large DC and AC voltages. This permits the devices to amplify and switch large power levels.

          The requirement that a power device must be able to dissipate a significant amount of power indicates that the thermal characteristics of the semiconductor are also of fundamental importance. The thermal conductivity of SiC is 4.9 W/(degree)'C-cm at 27(degrees)'C which is greater than that of any metal.(reference 2) The high value of thermal conductivity for SiC allows dissipated energy to be readily extracted from the device. This. in turn. allows a corresponding increase in power to be applied to the device for a given allowed junction temperature. An additional advantage offered by SiC is the allowed magnitude of channel temperature. Devices fabricated from SiC have been operated at temperatures in the range of 400-650(degrees)'C, whereas Si devices can be operated to only about 175(degrees)C without severe degradation in the device characteristics. Thus. not only would a SiC power device have better thermal characteristics than a Si device, it would also have a higher rated junction temperature. The high temperature capability of SiC power devices provides two distinct and powerful advantages for use in defense applications. The first advantage is that it allows electric control in aggressive environments, such as turbine engines, that were previously problematic or even impossible. Secondly, a large amount of power can be pulsed through the device without exceeding the rated junction temperature. A high operating temperature also allows much smaller heat sinks to be used for these devices.

          Of the numerous SiC polytypes, 4H-SiC shows the best potential for high power and high frequency operation because the electron mobility in 4H-SiC is almost double that of 6H-SiC, with measured mobilities as high as 1050 cm (to the 2nd power) fV-sec. Moreover. 6H-SiC exhibits a high degree of mobility anisotropy, having a mobility in the (000 1) direction that is 1/5th that in the basal plane, (reference 3) yielding a lOx advantage for 4H-SiC over 6H-SiC for vertical power devices. The wider bandgap of 4H-SiC (3.26 eV) should also allow even higher reliability and lower leakage currents at high temperature. Therefore, a strong emphasis has been placed on developing 4H-SiC at Cree for both the high power and high frequency applications. Cree Research has recently demonstrated high quality 30 mm diameter 4H-SiC substrates and has also developed and characterized the epitaxial growth of 4H-SiC on these substrates.

          Likewise, Cree has been developing SiC power devices and has now demonstrated several types of device structures fabricated in 4H-SiC. High voltage rectifiers (reference 4) and power switches such as power MOSFETs and thyristors have shown desirable characteristics, (reference 5) further confirming the potential of this material. The vertical power MOSFETs and thyristors have been demonstrated at both room temperature and high temperatures. All of these devices had relatively small active areas in order to avoid micropipe defects (about 100 cm(to the negative 2nd power)), but show promise for much larger power devices as the material quality is improved.

          The voltage drop resulting from the on-state resistance is one of the most important parameters of a power switch, as it determines the amount of dissipated energy due to Joule heating. The much higher breakdown electric field of SiC should also allow SiC power devices to have much thinner drift regions than a Si device with an equivalent voltage rating. Since the majority of the on-resistance in a unipolar device, such as a power MOSFET, is due to the resistance of the drain-drift region. the ability of SiC to have about one eighth of the drain-drift region thickness is very significant. In fact. a SiC power MOSFET theoretically should have a much lower specific R than an equivalent Si device. despite the lower electron mobility of SiC. Two authors have published figure of merit studies that predict the superiority of SiC over Si for power applications based on this comparison.(references 6 and 7) The latter of these has predicted that high voltage SiC unipolar devices can have a specific on-resistance that is 1/200th that of an equivalent Si device!

          One advantage of the unipolar switching. devices such as MOFSETS, JFETS, or Static Induction Transistors (SITs), is that the voltage drop can be kept very low (less than 2 V) because there is no pn junction built-in potential to overcome. However, the major disadvantage of these devices is that their current densities are relatively low because there is no minority carrier current. Typical high voltage (greater than 600 V) Si power MOSFET current densities are in the range of 30-50 A/cm (to the 2nd power). The SiC power MOFSETs discussed above were typically in the range of 100-200 A/cm (to the 2nd power). Cree will develop improved 4H-SiC MOSFETs as part of this program.

          Although bipolar power devices such as thvristors, insulated gate bipolar transistors (IGBTs), and MOS-controlled thyristors (MCTS) must have a voltage drop higher than the built-in voltage of a diode, the current densities above this voltage can be much higher than for unipolar devices because of their minority carrier current. Typical Si IGBT current ratings are in the range of 200-300 A/cm (to the 2nd power) and Si thyristors are generally above 1000 A/cm (to the 2nd power). Cree's SiC thyristor current densicv was I 000 A/cm (to the 2nd power) with a voltage drop of 4.0 V.

          Therefore, if the combination of high voltage and high current is desired. bipolar devices are typically required. In particular. Si IGBTs and MCTs are beginning to dominate the market in this arena. Because of the relatively small wafer size and the higher cost of SiC material. the issue of obtaining very high current densities will become even more important. A higher current density device will translate into a much smaller., higher yield, less expensive device. It is anticipated by Cree that a high voltage bipolar SiC device will have 10 times higher current density than a unipolar device and that the price will be less than one tenth that of an equivalently rated unipolar device.

          As naval systems move closer to more-electric or all-electric motor controls and power distribution, in which very high voltage - high current devices are typically desired, then the choice of which material and type of device becomes critical. It is now generally accepted that SiC devices theoretically have tremendous potential over Si devices not only because of their high temperature / high reliability characteristics, but because of their potential to have much smaller, more efficient parts, which can in turn make them very cost competitive. For high current applications it is also apparent that a bipolar device would be the most cost efficient for the reasons discussed above. The final question is which type of bipolar switching device would be the optimal device for SiC. The objective of the proposed program is to design, fabricate and evaluate various types of 4H-SiC power devices.

REFERENCES

1. J.A. Edmond, D.G. Waltz, S. Brueckner. H.S. Kong, I.W. Palmour, and C.H. Carter. Jr., Proceedings of the First International High Temperature Electronics Conference, D.B. King and F.V. Theme, eds., (Sandia National Labs, Albuquerque, 1991), p. 500.
2 .  G.A. Slack, J. Phvs.  Chem.  Solids, 34, 321 (1973).
3. W. J. Schaffer, G.H. Negley, K.G. Irvine, and J.W. Palmour, Diamond, SiC, and Nitride Wide- Bandgap Semiconductors, C.H. Carter, Jr., G. Gildenblatt,
     S. Nakamura, and R.J. Nemanich, eds., Mater Res Soc Proc 339, (MRS, Pittsburgh, PA, 1994) p. 595.
4. J.W. Palmour, J.A. Edmond. H.S. Kong and C.H. Carter, Jr, in Silicon Carbide and Related Materials, M.G. Spencer, R.P. Devatv, J.A. Edmond. M.A. Khan, R. Kaplan, and M. Rahman, eds, Inst. of Phys. Conf. Series 137. (IOP, Bristol, 1993) pp 499-502.
5 . J.W. Palmour, V.F. Tsverkov, L.A. Lipkin, and C.H. Carter, Jr., Inst. Phys. Conf. Ser. No 141, H- Gioronkin and U. Mishra, eds., (IOP Publishing. Philadelphia, PA, 1995) pp. 377-382.
6. K. Shenai, R.S. Scott, and B.J. Baliga, IEEE Trans. Electron Devices, 36, 1811 (1989).
7.   B.J. Baliga, IEEE Trans. Electron Devices Lett., EDL-10, 455 (1989).

STATEMENT OF WORK



3 Year Base Program

                                                                               Contract Months

1)  Study defect limiting minority carrier lifetime in SiC for bipolar devices.   1-36

2)  Fabricate prototype SiC MOSFETS.                                              1-24

3)  Fabricate full-size SiC MOSFETS.                                              18-36

4)  Fabricate prototype SiC thyristors and/or IGBTS.                              12-36

5)  Fabricate full-size SiC thvristors and/or IGBTS.                              24-36


Years 4 and 5 Option Program

1)  Fabricate full-size SiC MOSFETS.                                              36-60

2)  Fabricate prototype SiC thvristors and/or IGBTS.                              36-42

3)  Fabricate full-size SiC thyristors and/or IGBTS.                              36-60



COST PROPOSAL (REVISED RATES 8/17/95)

Name of Offeror:                                 Cree Research, Incorporated
                                                 2810 Meridian Pkwy, Suite 176
                                                 Durham, NC  27713

Title of proposed effort:       MANUFACTURABLE POWER SWITCHING DEVICES

Total Base Contract Cost:  $977,058     Cost of Base to Government:     $857,988
Cost of Option to Govt:    $589,899


DETAILED DESCRIPTION OF COST ELEMENTS   Year 1            Year 2            Year 3       Year 4 Option  Year 5 Option

1.  Clean Room Processing
                                      $50,000            $50,000           $50,000           $50,000       $50,000

2.  Package & Test Department Costs
            Direct Labor                                1.04 x Yr 1 Rate   1.04 x Yr 2 Rate  1.04 x Yr 3 Rate  1.04 x Yr 4 Rate
            P & T Technicians         $11.25    Hours        200               200               300               300         300
                                                           $2,250            $2,340            $3,650             $3,796      $3,948

           Total P & T Labor          $2,250               $2,340            $3,650            $3,796             $3,948

           P & T Fringe Benefit Cost  28.33% x Base =        $637              $663            $1,034             $1,075      $1,118
           P & T Overhead            154.40% x Base =      $3,474            $3,613            $5,636             $5,861      $6,096

             Total P & T Department Costs                  $6,361            $6,616           $10,320            $10,732     $11,162

3.  Mfg. Admin. Expenses = Total Direct Costs x 15.01%     $8,460            $8,498            $9,054             $9,116      $9,180

             Total Mfg. Direct Costs + Mfg. Overhead =     $64,821          $65,114           $69,374            $69,848     $70,342

4.  R&D Department Costs
                R&D Labor    Rate/Hour                         1.04 x Yr. 1 Rate 1.04 x Yr 2 Rate  1.04 x Yr 3 Rate 1.04 x Yr 4 Rate
                Pl-     John W. Palmour       $47.12  Hours        200       200               200               200            200
                                                                 9,424    $9,801           $10,193           $10,601        $11,025
                Pm-     Calvin H. Carter, Jr. $50.48 Hours         200       200               200               100            100
                                                               $10,096   $10,500           $10,920            $5,678         $5,905
                        Ranbir Singh          $31.25 Hours       1,000     1,000             1,000             1,000          1,000
                                                               $31,250   $32,500           $33,800           $35,152        $36,558
                        Doug Waltz             32.24  Hours        200       200               300               300            300
                                                                $6,448    $6,706           $10,461           $10,880        $11,315

                                Total R&D Labor                $57,218   $59,507           $65,374           $62,311        $64,803

        R&D Fringe & Occupancy       28.33% x Base =           $16,210   $16,858           $18,520           $17,653        $18,359

        R&D Overhead                 29.78% x Base =           $17,040   $17,721           $19,468           $18,556        $19,298

         Total R&D Department Costs                            $90,468   $94,086          $103,362           $98,520       $102,460

5.  Services
            Ion Implantation                                    $4,400    $4,400            $4,400            $4,400         $4,400
            Poly Si Deposition                                  $9,000    $9,000            $9,000            $9,000         $9,000
            Deposited Oxide                                    $10,000   $10,000           $10,000           $10,000        $10,000

                                    Total Services             $23,400   $23,400           $23,400           $23,400        $23,400

6.  Supplies and Materials
a.  SiC Wafers w/Epi (Catalog Pricing)                         $79,380   $79,380           $79,380           $79,380        $79,380
b.  Photomasks                                                 $10,000   $10,000           $10,000           $10,000        $10,000

                                 Total Supplies and Materials  $89,380   $89,380           $89,380           $89,380        $89,380

7.  Travel                                                      $7,594   $12,254            $7,594           $12,254         $7,594

                               Total Direct Cost and Overhead $275,663  $284,234          $293,110          $293,402       $293,176

8.  G&A Expense = Total Cost Input x       12.13%              $33,438   $34,478           $35,554           $35,590        $35,562

                                   SUBTOTAL                   $309,101  $318,712          $328,664          $328,992       $328,738

9.  Facilities Capital Cost of Money =                          $6,551    $7,091            $6,939            $6,176         $5,372

                                   TOTAL YEARLY COST          $315,652  $325,803          $335,603          $335,168       $334,110

                                   LESS COST SHARE             $36,690   $36,690           $36,690           $36,690        $36,690

                                   COST TO GOVERNMENT         $275,962  $286,113          $295,913          $295,478       $294,420
Funded:  9/29/95 - 4/30/96                                    $208,975

                                  ATTACHMENT C

                               GENERAL PROVISIONS


CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-2) (JUN 1988)

This contract incorporates the following clauses, and any updates or revisions thereto, by reference with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES
1.    52.202-1         Definitions. . . . . . . . . . . . . . . . . . (SEP 1991)
2.    52.203-1         Officials Not to Benefit. . . . . . . . . . . .(APR 1984)
3.    52.203-3         Gratuities. . . . . . . . . . . . . . . . . . .(APR 1984)
4.    52.203-5         Covenant Against Contingent Fees. . . . . . . .(APR 1984)
5.    52.203-6         Restrictions on Subcontractor Sales to the
                        Government . . . . . . .. . . . . . . . . . . (JUL 1985)
6.    52.203-7         Anti-Kickback Procedures . . . .  . . . . .    (OCT 1988)
7.   52-203-10         Price or Fee Adjustment for Illegal or Improper
                        Activity  . . . . . .. . . . . . . . . . .    (SEP 1990)
8.   52.203-12         Limitation on Payments to Influence Certain Federal
                        Transactions . . . . . . . . . . . . . . . .  (JAN 1990)
9.    52-203-8         Requirement for Certification of Procurement
                        Integrity . . . . . . . . . . . . . . . . .   (NOV 1990)
*10.  52.204-2         Security Requirements .  . . . . . . . . . .   (APR 1994)
11.   52.209-6         Protecting the Government's Interest when
                        Subcontracting with Contractors barred, Suspended,
                        or Proposed for Debarrment  . . . . . . . .   (NOV 1992)
*12.  52.212-8         Defense Priority Allocation Requirements . .   (SEP 1990)
13.  52.212-13         Stop Work Order (Negotiation Acquisition) . .  (AUG 1989)
14.   52.215-1         Examination of Records by Comptroller
                        General . . . .  . . . . . . . . . . . . . .  (FEB 1993)
15.   52.215-2         Audit - Negotiation . . . . . . . . . . . .    (FEB 2993)
16.  52.215-22         Price Reduction for Defective Cost or Pricing
                         Data . . . . . . . . . . . . . . . . . . . . (JAN 1991)
17.  52.215-24         Subcontractor Cost or Pricing Data . . .  . .  (DEC 1991)
18.  52.215-26         Integrity of Unit Prices . . . . . . . .  . .  (APR 1991)
19.  52.215-27         Termination of Deferred Benefit Pension
                        Plan . . . . . . . . . . . . . . . . . . . .  (SEP 1989)
20.  52.215-30         Facilities Capital Cost of Money . . . . . . . (SEP 1987)
*21. 52.215-31         Waiver of Facilities Capital Cost of Money . . (SEP 1987)
22.  52.215-33         Order of Precedence . . . . . . . . . . . . .  (JAN 1986)
23.  52.216-7          Allowable Cost and Payment . . . . . . . . . . (JUL 1991)
*24. 52.216-8          Fixed Fee . . . . . . . . .. . . . . . . . .   (APR 1984)
25.  52.217-9          Option to Extend the Term of the Contract - Services
                        "60 months" . . . . .. . . . . . . . . . . .  (MAR 1989)
26.  52.219-8          Utilization of Small Business Concerns and
                        Small Disadvantaged Business Concern . . . .  (FEB 1990)
*27. 52.219-9          Small Business and Small Disadvantaged Business
                        Subcontracting Plan . .. . . . . . . . . . .  (JAN 1991)
*28. 52.219-13         Utilization of Women-Owned Small Businesses . .(AUG 1986)
*29. 52.219-16         Liquidated Damages - Small Business Subcontracting
                        Plan . .  . . . . . . . . . . . . . . . . .   (JAN 1991)
*30. 52.220-3          Utilization of Labor Surplus Area Concerns . . (APR 1984)
*31. 52.220-4          Labor Surplus Area Subcontracting Program . . .(APR 1984)
 32. 52.222-1          Notice to the Government of Labor Disputes. . .(APR 1984)
*33. 52.222-2          Payment for Overtime Premiums "30" . . .  .    (JUL 1990)
*34. 52.222-3          Convict Labor . . . . . . . . . . . . . . .    (APR 1984)
35.  52.222-26         Equal Opportunity . . . . . . . . . . .  . .   (APR 1984)
*36. 52.222-28         Equal Opportunity Preaward Clearance of
                        Subcontracts . . .. . . . . . . . . . . . .   (APR 1984)
*37. 52.222-29         Notification of Visa Denial . .. . . . . . .   (APR 1984)
38.  52.222-35         Affirmative Action for Special Disabled and Vietnam
                        Era Veterans . . .  . . . . . . . . . . . .   (APR 1984)
39.  52.222-36         Affirmative Action for Handicapped Workers . . (APR 1984)
40.  52.222-37         Employment Reports on Special Disabled Veterans
                        and Veterans of the Vietnam Era . . . . . . . (JAN 1988)
41.  52.223-2          Clean Air and Water . . . . . . . . . . . . .  (APR 1984)
42.  52.223-6          Drug-Free Workplace . . . . . . . . . . . .    (JUL 1990)
43.  52.224-1          Privacy Act Notification .  . . . . . . . . .  (APR 1984)
*44. 52.224-2          Privacy Act . .  . . . . .  . . . . . . . . .  (APR 1984)
*45. 52.225-13         Restrictions on Contracting with Sanctioned
                        Persons . .  . . . . . . . . . . . . . . . .  (APR 1991)
46.  52.227-1          Authorization and Consent. . . . . . . . . .   (APR 1984)
                       Alternate I . . . . . . . . . . . . . . . .    (APR 1984)
47.  52.227-2          Notice and Assistance Regarding Patent and Copyright
                        Infringement . . . . . . . . . . . . . . .    (APR 1984)
48.  52.227-11         Patent Rights - Retention by the Contractor
                        (Short Form) . . . . . . . . . . . . . . .    (JUN 1989)
*49. 52.227-12         Patent Rights - Retention by the Contractor
                        (Long Form) . . . . . . . . . . . . . . . .   (JUN 1989)
*50. 52.228-6          Insurance - Immunity from Tort Liability . . . (APR 1984)
51.  52.228-7          Insurance - Liability to Third Persons . . .   (APR 1984)
52.  52.230-2          Cost Accounting Standards . . . . . . . . . .  (AUG 1992)
53.  52.230-3          Disclosure and Consistency of Cost Accounting
                        Practices . . . . . . . . . . . . . . . . .   (AUG 1992)
54.  52.230-5          Administration of Cost Accounting Standards . .(AUG 1992)
55.  52.232-8          Discounts for Prompt Payment . . . . . . . . . (APR 1989)
56.  52.232-9          Limitation on Withholding of Payments . . . .  (APR 1984)
57.  52.232-17         Interest . . . . . . . . . . . . . . . . . . . (JAN 1991)
58.  52.232-18         Availability of Funds . . . . . . . . . . . . .(APR 1984)
59.  52.232-22         Limitation of Funds . . . . . . . . . . . . . .(APR 1984)
60.  52.232-23         Assignment of Claims . . . . . . . . . . . . . (JAN 1986)
61.  52.232-25         Prompt Payment . . . . . . . . . . . . . . . . (MAR 1994)
62.  52.232-28         Electronic Funds Transfer Payment Methods (When
                        available) . . . . . . . . . . . . . . . . .  (APR 1989)
63.  52.233-1          Disputes . . . . . . . . . . . . . . . . . .   (MAR 1994)
64.  52.233-3          Protest After Award .. . . . . . . . . . . .   (AUG 1989)
                       Alternate I . . . . . . . . . . . . . . . . .  (JUN 1985)
65.  52.242-1          Notice of Intent to Disallow Costs . .  . .    (APR 1984)
66.  52.243-2          Changes - Cost Reimbursement . . . . . . . .   (AUG 1987)
                       Alternate V . . . . . . . . . . . . . .. . .   (APR 1984)
*67. 52.243-7          Notification of Changes . . . . . . . .. . .   (APR 1984)
68.  52.244-2          Subcontracts (Cost Reimbursement and Letter
                        Contracts . . . . . . . . . . . . . . . . . . (FEB 1995)
                       Alternate I . . . . . . . . . . . . . . . ..   (APR 1985)
69.  52.244-5          Competition in Subcontracting . . . .  . . .   (APR 1984)
70.  52.245-5          Government Property (Cost Reimbursement, Time and
                        Material or Labor-Hour Contracts) . . . . .   (JAN 1986)
71.  52.246-25         Limitation of Liability - Services . .  . . .  (APR 1984)
*72. 52.247-1          Commercial Bill of Lading Notations (F.O.B.
                        Destination) . . . . . . . . . . . . . . . . .(APR 1984)
73.  52.249-6          Termination (Cost Reimbursement) . . . . . . . (MAY 1986)
74.  52.249-14         Excusable Delays . . . . . . . . . . . . . .   (APR 1984)
75.  52.251-1          Government Supply Sources . . . . . . . .. .   (APR 1984)


b.  DEPARTMENT OF DEFENSE FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES
1.   252.203-7000      Statutory Prohibitions on Compensation to Former
                       Department of Defense Employees . . . . . . . (DEC 1991)
2.   252.203-7001      Special Prohibitions on Employment . . . . . . (APR 1993)
3.   252.203-7002      Display of DOD Hotline Poster . . . . . . .  . (DEC 1991)
4.   252.205-7000      Provision of Information to Cooperative Agreement
                        Holders . . . . . . . . . . . . . . . . . . . (DEC 1991)
5.   252.209-7000      Acquisitions from Subcontractors Subject to On-Site
                        Inspection Under the Intermediate . . . . . . . . . . .
                       Range Nuclear Forces (INF) Treaty . . .. . . . (DEC 1991)
6.   252.215-7000      Pricing Adjustments . . . . . . . . . . . . .  (DEC 1991)
7.   252.215-7002      Cost Estimating System Requirements . .. . .   (DEC 1991)
*8.  252.219-7003      Small Business and Small Disadvantaged Business
                        Subcontracting Plan (DOD Contracts) . . . .   (DEC 1991)
*9.  252.219-7005      Incentive Program for Subcontracting with Small and
                        Small Disadvantaged Business . . . . . . . . . . . . . .
                       Concerns.  Historically Black Colleges and Universities
                         and Minority Institutions . . . . . . . . .  (APR 1990)
*10. 252.223-7005      Drug-Free Workforce . . . . . . . . . . . . .  (SEP 1988)
11.  252.225-7026      Reporting of Overseas Subcontracts . . . . . . (MAY 1995)
12.  252.227-7013      Rights in Technical Data - Noncommercial
                        Items . . .  . . . . . . . . . . . . . . . .  (JUN 1995)
*13.  252.227-7018     Rights in Noncommercial Technical Data and Computer
                        Software - Small Business . . . . . . . . . . . . . . .
                       Innovative Research (SBIR) Program . . . .. . .(JUN 1995)
14.  252.227-7019      Validation of Asserted Restrictions - Computer
                        Software . . .  . . . . . . . . . . . . . . . (JUN 1995)
15.  252.227-7028      Technical Data or Computer Software Previously Delivered
                        to the Government . . .  . . . . . . . . . .  (JUN 1995)
16.  252.227-7030      Technical Data - Withholding of Payment . . .  (OCT 1988)
17.  252.227-7036      Certification of Technical Data Conformity . . (MAY 1987)
18.  252.227-7037      Validation of Restrictive Markings on Technical
                        Data . . .  . . . . . . . . . . . . . . . . . (JUN 1995)
19.  252.231-7000      Supplemental Cost Principles . . . . . . . . . (DEC 1991)
20.  252.231-7001      Penalties for Unallowable Costs .. . . . . . . (DEC 1991)
21.  252.233-7000      Certification of Claims and Requests for Adjustment
                        or Relief . . . . . . . . . . . . . . . . . . (MAY 1994)
22.  252.242-7001      Certification of Indirect Costs . . . . . . .. (DEC 1991)
23.  252.246-7001      Warranty of Data . . . . . . . . . . . . . . . (DEC 1991)
(*) Deleted

REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY (NOV 1990)
ALTERNATE I - (SEP 1990)

NOTE: The offeror is required to execute and forward this certificate with submission of its proposal. If Best and Final Offer (BAFO) are requested, the offeror will be required to submit an updated certificate with the submission of its BAFO.

REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY (NOV 1990)
ALTERNATE I - (SEP 1990)

a. Definitions. The definitions at FAR 3.104-4 are hereby incorporated in this provision.

b. Certifications. As required in paragraph (c) of this provision, the officer or employee responsible for this offer shall execute the following certification:

                      CERTIFICATE OF PROCUREMENT INTEGRITY


     (1) I, Calvin H. Carter, Jr., (Name of Offeror), am the officer or employee responsible for the preparation of this offer and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act as amended(*) (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (solicitation number).

     (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of Cree Research, Inc., (Name of Offeror) who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d) or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

     (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity (Continuation Sheet), ENTER NONE IF NONE EXISTS) [NONE]

     (4) I agree that, if awarded a contract under this solicitation, the certifications required by subsection 27(e)(1)(B) of the Act shall be maintained in accordance with paragraph (f) of this provision.

SIGNATURE:   /s/ Calvin H. Carter, Jr.

TYPED NAME:  Calvin H. Carter, Jr.

DATE:  1-30-96

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

        CERTIFICATION REGARDING LOBBYING; DEBARMENT, SUSPENSION AND OTHER
          RESPONSIBILITY MATTERS; AND DRUG-FREE WORKPLACE REQUIREMENTS

Applicants should refer to the regulations cited below to determine the certification to which they are required to attest. Applicants should also review the instructions for certification included in the regulations before completing this form. Signature of this form provides for compliance with certification requirements under 34 CFR Part 42, "New Restrictions on Lobbying," and 34 CFR Part 85, "Government-wide Debarment and Suspension (Nonprocurement) and Government-wide Requirements for Drug-Free Workplace (Grants)." The certification shall be treated as a material representation of fact upon which reliance will be placed when the Department of Defense determines to award the covered transaction, grant, or cooperative agreement.

1.  LOBBYING

The undersigned certifies, to the best of his or her knowledge and belief, that:

(1) No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any Federal contract, the making of any federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.

(2) If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit Standard Form L11, "Disclosure Form to Report Lobbying," in accordance with its instructions.

(3) The undersigned shall require that the languahg4e of this certification be included in the award documents for all subawards at all times (including subcontracts, subgrants, and contracts under grants, loans, and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by section 1352, title 31, U.S. Code. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

2.  DEBARMENT, SUSPENSION, AND OTHER RESPONSIBILITY MATTERS

(1) The prospective primary participant certifies to the best of its knowledge and belief, that it and its principals:

        (a) Are not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from covered transactions by any Federal department or agency;

       (b) Have not within a three-year period preceding this proposal been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (federal, State or local) transaction or contract under a public transaction; violation of Federal or State antitrust statutes or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property;

       [c] Are not presently indicted for or otherwise criminally or civilly charged by a governmental entity (Federal, State or local) with commission of any of the offenses enumerated in paragraph (1)(b) of this certification; and

       (d) Have not within a three-year period preceding this application/proposal had one or more public transactions (Federal, State or local) terminated for cause or default.

(2) Where the prospective primary participant is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.

3.  DRUG-FREE WORKPLACE

This certification is required by the Drug-Free Workplace Act of 1988 (Pub. L. 100-690, Title V, Subtitle D) and is implemented through additions to the Debarment and Suspension regulations published in the Federal Register on January 31, 1989, and May 25, 1990.

ALTERNATE 1
(GRANTERS OTHER THAN INDIVIDUALS)

(1) The grantee certifies that it will or will continue to provide a drug-free workplace by:

        (a) Publishing a statement notifying employees that the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance is prohibited in the grantee's workplace and specifying the actions that will be taken against employees for violation of such prohibition;

        (b) Establishing an ongoing drug-free awareness program to inform employees about:

               (1)  The dangers of drug abuse in the workplace;

               (2)  The grantee's policy of maintaining a drug-free workplace;

               (3) Any available drug counseling, rehabilitation, and employee assistance programs; and

               (4) The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace;

         [c] Making it a requirement that each employee to be engaged in the performance of the grant be given a copy of the statement required by paragraph
 (a);

         (d) Notifying the employee in the statement required by paragraph (a) that, as a condition of employment under the grant, the employee will:

                (1)  Abide by the terms of the statement; and

                (2) Notify the employer in writing of his or her conviction for a violation of a criminal drug statute occurring the workplace not later than five calendar days after such conviction;

      (e) Notifying the agency, in writing, within ten calendar days after receiving notice under subparagraph (d)(2) from an employer or otherwise receiving actual notice of such conviction. Employers of convicted employees must provide notice, including position title, to every grant officer or other designee on whose grant activity the convicted employee was working, unless the Federal agency has designated a central point for the receipt of such notices. Notice shall include the indemnification number(s) of each affected grant;

       (f) Taking one of the following actions, within 30 calendar days of receiving notice under subparagraph (d)(2), with respect to any employee who is so convicted:

             (1) Taking appropriate personnel action against such an employee, up to and including termination, consistent with the requirements of the Rehabilitation Act of 1973, as amended; or

             (2) Requiring such employee to participate satisfactorily in a drug abuse assistance or rehabilitation program approved by such purposes by a Federal, State or local health, law enforcement, or other appropriate agency.

          (g) Making a good faith effort to continue to maintain a drug-free workplace through implementation of paragraphs (a), (b), [c], (d), (e), and (f).

     (2)  The grantee may insert in the space provided below the s    (s) for
the performance of work done in connection with the specific grant:

Place of Performance:
(Street address, city, county, state, zip code)

2810 Meridian Parkway
Suite 176
Durham, Durham County, NC  27713

X Check if there are workplaces on file that are not identified here.

ALTERNATE II (GRANTEES WHO ARE INDIVIDUALS)

(1) The grantee certifies that, as a condition of the grant, he or she will not engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance in conducting any activity with the grant.

(2) If convicted of a criminal drug offense resulting from a violation occurring during the conduct of any grant activity, he or she will report the conviction, in writing, within 10 calendar days of the conviction, to every grant officer or other designee, unless the Federal agency designates a central point for the receipt of such notices. When notice is made to such a central point, it shall include the identification number(s) of each affected grant.


As the duly authorized representative of the applicant, I hereby certify that the applicant will comply with the above certifications.

NAME OF APPLICANT                        PR/AWARD NUMBER AND/OR PROJECT NAME

Cree Research, Inc.

PRINTED NAME AND TITLE OF AUTHORIZED RESPRESENTATIVE

Calvin H. Carter, Jr., Vice President

SIGNATURE                                                                  DATE

/s/ Calvin H. Carter, Jr.                                               1-30-96